Statements of Cash Flow - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$ (16,955)	$ (7,228)	$ (4,575)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	237	203	76
Decrease (increase) in other current assets	(468)	10	(46)
Increase (decrease) in trade accounts payables	87	(70)	72
Increase (decrease) in other accounts payable	148	408	58
Exercise of warrants		204
Share based compensation	6,630	3,896	3,295
Revaluation of financial liabilities accounted at fair value	2,313	689
Changes of financial liabilities - IPO non-cash expenses	219
Revaluation of loan from the Israeli Innovation Authority	(180)
Financial expenses	92	12	9
Net cash used in operating activities	(7,877)	(1,876)	(1,111)
CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property, plant, and equipment	(176)	(23)	(31)
Payment of deposit	(70)	(3)	(40)
Net cash used in investing activities	(246)	(26)	(71)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal paid on lease liabilities	(199)	(176)	(88)
Receipt of simple agreements for future equity (SAFE) and convertible loan	7,208	2,157	1,355
Receipt of IPO funds	14,658
Receipt of warrants exercise funds, net from fees	8,721
Loan from the Israeli Innovation Authority	34	308
Net cash provided by financing activities	30,422	2,289	1,267
Net increase in cash and cash equivalents	22,299	387	85
Cash and cash equivalents at the beginning of the period	496	96	8
Effects of exchange rate changes on cash and cash equivalents	954	13	3
Cash and cash equivalents at the end of the period	23,749	496	96
Conversion of convertible loans to equity	10,041
Tradable warrants at the IPO date	(4,373)
Tradable warrants derivative – Liability at the IPO date	(234)
Share based compensation – underwriters fees at the IPO date	198
Warrants exercise to equity – derivative liability	656
Warrants exercise – allocation from liability to equity	2,070
Total non cash transactions	8,358
Interest paid	$ 6	$ 45	$ 9